2nd Quarter 2019 Investor Presentation Exhibit 99.1

Forward Looking Statements Information in this presentation, other than statements of historical facts, may constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, CenterState’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “scheduled,” “plans,” “intends,” “anticipates,” “expects,” “believes,” estimates,” “potential,” or “continue” or negative of such terms or other comparable terminology. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of CenterState to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, the impact on failing to implement our business strategy, including our growth and acquisition strategy, including the merger with National Commerce Corporation (“NCOM”) and its integration; the ability to successfully integrate our acquisitions, including that of NCOM; additional capital requirements due to our growth plans; the impact of an increase in our asset size to over $10 billion; the risks of changes in interest rates and the level and composition of deposits; loan demand, the credit and other risks in our loan portfolio and the values of loan collateral; the impact of us not being able to manage our risk; the impact on a loss of management or other experienced employees; the impact if we failed to maintain our culture and attract and retain skilled people; the risk of changes in technology and customer preferences; the impact of any material failure or breach in our infrastructure or the infrastructure of third parties on which we rely including as a result of cyber-attacks; or material regulatory liability in areas such as BSA or consumer protection; or other areas of legal or other liability as a result of law suits, other legal proceedings, or information-gathering requests, investigations and other proceedings by government and self-regulatory agencies, reputational risks from such failures or liabilities or other events; legislative and regulatory changes; general competitive, political, legal, economic and market conditions and developments; financial market conditions and the results of financing efforts; changes in commodity prices and interest rates; weather, natural disasters and other catastrophic events that may or may not be caused by climate change; and other factors discussed in our filings with the Securities and Exchange Commission under the Exchange Act. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in CenterState’s Annual Report on Form 10-K for the year ended December 31, 2018, and otherwise in our SEC reports and filings, which are available in the “Investor Relations” section of CenterState’s website, http://www.centerstatebanks.com. Forward-looking statements speak only as of the date they are made. You should not expect us to update any forward-looking statements.

Overview of Franchise (1) Excludes any potential branch closures associated with the NCOM acquisition. Overview of Franchise Auburn Sarasota Vero Beach Daytona Beach 85 20 95 16 65 59 75 10 75 4 Pensacola Gainesville Established in 2000 Ticker Symbol: CSFL (NASDAQ) Headquartered in Winter Haven, FL on the I-4 Corridor $17.0B in assets $11.7B in loans $13.2B in deposits 162 branches (1) CSFL (162) CSFL Non-Depository Offices (6)

Stock Price Performance Over 1, 3 & 5 Year Periods Source: S&P Global Market intelligence 1 Year: 7/1/18 – 6/30/19 3 Year: 7/1/16 – 6/30/19 5 Year: 7/1/14 – 6/30/19

Superior Growth Markets

Florida ranks as the #1 state in the nation for net domestic migration (2). Florida’s ~$1 trillion economy is the largest in the southeastern United States, the fourth largest in the country and it maintains an attractive tax policy (3). If the Sunshine State was a country, Florida’s economy would be the 17th largest in the world – larger than Switzerland, Saudi Arabia, Argentina and Netherlands (4). Why Invest in Florida? Sources:(1) The Wall Street Journal and IRS; adjusted gross income as reported on individual income tax returns. (2)US Census Bureau, change between 2018 and 2017 (3)Bureau of Economic Analysis, seasonally adjusted GDP as of Q4 2018 (4)Projected based on the Q4 2017 U.S. Bureau of Economic Analysis data Population Growth (2) Florida Texas Pennsylvania Illinois California New York State Tax Payer Flight (1)

Single Family Housing is a Tailwind Source: Florida Office of Economic and Demographic Research

Demographics versus Peers ’19 – ’24 Projected Population Growth ’19 – ’24 Projected Median HHI Growth Source: S&P Global Market Intelligence Deposit data as of 6/30/18; pro forma for all announced transactions Demographic data deposit weighted by county Pro forma peers consist of major exchange traded banks with total assets between $10 bn and $50 bn in AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA and WV; excludes merger targets

Best Growth Markets in the Southeast Auburn Sarasota Daytona Beach Source: S&P Global Market Intelligence Deposit data as of 6/30/18; pro forma for announced transactions Note: Dollar amounts denote pro forma deposits in stated markets 20 95 16 65 59 75 10 75 85 Atlanta MSA $1.5B Jacksonville MSA $0.9B Miami MSA $1.2B Birmingham MSA $0.5B I-4 Corridor MSAs $4.5B Orlando, Daytona Beach, Tampa and Lakeland 4

Capital Management

Capital Management – Execution of Consolidation Opportunities 204% growth in deposits per branch 37 227 102 162 2009 …..………………...…………………….……… Q2 2019 (1) Average branch size is prior to any potential branch closures associated with the NCOM acquisition 37 Branches Average Size $27M 219 Branches Acquired (1) Plus 8 De-novo Branches 102 Branches Consolidated or Sold 162 Branches Average Size (1) $82M

Capital Management – 2016 Strategy for Low Interest Rate Environment Improve earning asset mix from a 77% loan to deposit ratio to 85% √ 2Q 2019 Loan to Deposit = 89% 2. Invest in non-interest income lines of business √ $11.8M quarterly increase from Q2 2016 to Q2 2019 - $47.2M annualized M&A to extract duplicative operating costs – In market M&A √ Since 2Q 2016, Completed 6 Whole Bank Acquisitions Since 2Q 2016, Added 147 branches and closed 63 (43%) Average Branch Size increased $25M per Branch (from $63M in 2Q 2016 to $88M per Branch in 2Q 2019)(1) (1) Average branch size is post potential branch closures associated with the NCOM acquisition

Capital Management – Share Repurchases 6.5 million share repurchase authorization approved in May 2019 1.68 million shares repurchased during Q2 19 at a volume-weighted average price of $22.98 Q2 19 Tangible Common Equity ratio of 9.98%(1) (1) Tangible common equity over tangible assets (“TCE”) ratio is a Non-GAAP financial measure that excludes goodwill and other intangibles. See reconciliation of GAAP to Non-GAAP measures on slide 26.

Operating Performance

TBVPS and Adjusted EPS: Historical and Consensus Forecast *Adjusted Diluted EPS is a Non-GAAP financial measure that excludes gain on extinguishment of debt, gain on sale of AFS securities, gain on sale of trust department, gain on sale of deposits, loss on termination of FDIC loss share agreements, deferred tax asset write down and merger-related expenses, net of tax. See reconciliation of GAAP to Non-GAAP measures on slide 26. † Source: S&P Global Market intelligence and/or analyst reports; reflects consensus estimate. Including these consensus estimates in this information should not be interpreted as CenterState’s endorsement of such estimates, as the company makes no assertion as to their validity or accuracy. TBVPS plus Dividends EPS 2015 – 2018 CAGR: 27.5% 2015 – 2018 CAGR: 11.6%

(1) Adjusted ROAA and ROATCE are Non-GAAP financial measures that exclude gain on sale of AFS securities, gain on sale of trust department, gain on sale of deposits, gain on extinguishment of debt, deferred tax write down and merger-related expenses, net of tax. ROATCE ratios also exclude amortization of intangible assets, net of tax. (2) Efficiency Ratio and Adjusted Efficiency Ratio are Non-GAAP financial measures. Efficiency Ratio is defined as follows: [non-interest expense – nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – nonrecurring income]. Adjusted Efficiency Ratio also excludes merger-related expenses and amortization of intangibles. See reconciliation of GAAP to Non-GAAP measures on slide 26. Efficiency Ratio (2) Performance Metrics Return on Average Tangible Common Equity (1) Return on Average Assets (1)

Number of Deposit Accounts (000’s) Premium Core Deposit Franchise Cost of Deposits Deposit Mix vs. Peers † Core deposits defined as non-time deposits. * Source: S&P Global Market Intelligence; as of M0RQ available as of 4/19/19. Peers include the following: AMTB, ABCB, BKU, CCBG, LION, RJF, SBCF, SFBS, SNV, UCBI, and all private banks that are headquartered in FL, GA and AL with assets of $1 Billion to $50 Billion. MMA & Savings Time Deposits Checking Accounts (DDA & NOW) $ Balance Retail 32% Small Business 44% Corporate 24% Checking DDA & NOW 2014 – 2018 CAGR: 25.8%

Client Banks (655) EPS includes corporate overhead allocations. * YTD 6/30/2019 is annualized. Correspondent Banking Income Analysis ($MM) Client Banks

Investment Thesis Source: S&P Global Market Intelligence (1)Data as of MRQ; deposit market share data as of 6/30/18. Note: Community bank defined as institutions with total assets less than $20.0 billion CenterState is among the largest community banks headquartered in the Southeast by assets, market capitalization, deposit market share and branch footprint(1) CenterState is positioned in the premier growth markets in the Southeast A premium core deposit franchise with a strong checking account base will outperform peers through a cycle Continued compounded growth in tangible book value per share plus dividends and earnings per share creates long-term shareholder value

Supplemental

Total Loan Portfolio as of June 30, 2019 Total Loans by Type (1) Total Loans Detail (1) (1) Excluding held for sale loans Loan Relationships n Top 10 represent ~2% of total loans n Top 20 represent ~4% of total loans Bank Level CRE Concentrations C&D loan concentration of 64% CRE loan concentration of 286% 40% 36% 24%                   Loan Type No. of Loans Balance Avg Loan Balance     Constr., Dev. & Land 3,460 $ 1,057 MM $305,500   Investor CRE 4,348 $ 3,639 MM $836,900 Owner-Occupied CRE 5,435 $ 2,514 MM $462,600   Commercial & Industrial 9,388 $ 1,714 MM $182,600   1-4 Family 21,367 $ 2,537 MM $118,700   Cons / Other 11,666 $ 251 MM $21,500   Total   55,664   $11,712 MM   $210,400

Loan Portfolio Originated Loans Yields (TEY) (Non-GAAP) (1) Originated Loans Average Balances ($ in billions) Source: S&P Global Market intelligence, MRQ presented if current quarter not yet available Nonperforming assets include loans 90 days or more past due, nonaccrual loans, and OREO/ORA; and exclude FDIC covered assets Southeastern peers include : AMTB, ABCB, BKU, CCBG, LION, RJF, SBCF, SFBS, SNV, UCBI, and all private banks that are headquartered in FL, GA and AL with assets of $1 Billion to $50 Billion. TEY yield on originated loans is a Non-GAAP financial measure. See reconciliation of GAAP to Non-GAAP measures on slide 26. * YTD 6/30/2019 is annualized. NPAs / Loans & OREO (%) Net Charge-offs (Recoveries) / Avg. Non PCI loans

Acquired Loan Portfolio [A]: Represents a credit discount of $27,748 and a non-credit discount of $43,383

Deposit Relationships n Top 10 represent ~2% of total deposits n Top 20 represent ~3% of total deposits Total Deposits by Type Total Deposits Detail Total Deposit Portfolio as of June 30, 2019                   Deposit Type No. of Deposits Balance Avg Deposit Balance     Demand Deposits 188,241 $ 3,991 MM $21,200   Now Accounts 89,165 $ 2,494MM $28,000   Savings Deposits 53,779 $ 725 MM $13,500   Money Market 22,829 $ 3,569MM $156,300 Certificates of Deposits 36,117 $ 2,433 MM $67,400         Total   389,709   $ 13,212 MM   $33,900

Analyst Coverage Including these consensus estimates in this information should not be interpreted as CenterState’s endorsement of such estimates, as the company makes no assertion as to their validity or accuracy. (1) Average consensus excludes analysts’ estimates reported prior to the current quarter-end. Firm Analyst Report Date Rating Price Target 2019 Operating EPS Estimate 2020 Operating EPS Estimate Sandler O’Neill Stephen Scouten, CFA Jul. 24, 2019 Buy $27.00 $2.03 $2.12 + Partners 404-442-2882 Stephens, Inc. Tyler Stafford, CFA Jul. 25, 2019 Overweight $26.00 $2.01 $2.14 501-377-8362 Keefe, Bruyette & Brady Gailey, CFA Jul. 25, 2019 Outperform $27.00 $2.06 $2.10 Woods Inc. 404-231-6546 Raymond James Michael Rose Jul. 24, 2019 Outperform 2 $26.00 $2.08 $2.22 Financial, Inc. 312-655-2940 SunTrust Robinson Michael Young Jul. 25, 2019 Buy $26.00 $2.06 $2.16 Humphrey 404-926-5148 Fig Partners, LLC John Rodis Apr. 25, 2019 Market Perform $27.00 $2.10 $2.35 314-570-2671 Hovde Group, LLC Joseph Fenech Apr. 25, 2019 Outperform $27.00 $2.12 $2.35 312-386-5909 Average Consensus $2.05(1) $2.15(1)

Reconciliation of GAAP to Non-GAAP Measures

Investor Contacts John Corbett President & CEO jcorbett@centerstatebank.com Steve Young Chief Operating Officer syoung@centerstatebank.com Phone Number 863-293-4710 Richard Murray CEO of CenterState Bank, N.A. rmurray@centerstatebank.com Will Matthews Chief Financial Officer wmatthews@centerstatebank.com